Exhibit 99.2

This Statement on Form 4 is filed by: (i) Apollo Investment Fund III, L.P., (ii) Apollo Overseas Partners III, L.P., (iii) Apollo (U.K.) Partners III, L.P., (iv) Apollo Advisors II, L.P., (v) Apollo Capital Management II, Inc., (vi) Apollo Management III, L.P., (vii) AIF III Management, Inc., (viii) Apollo Management, L.P., (ix) Apollo Management GP, LLC, (x) Apollo Management Holdings, L.P., and (xi) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Advisors II, L.P.

Date of Event Requiring Statement:  August 14, 2013

Issuer Name and Ticker or Trading Symbol:  Quality Distribution, Inc. (QLTY)

APOLLO INVESTMENT FUND III, L.P.

By:	Apollo Advisors II, L.P.
its general partner

	By:	Apollo Capital Management II, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INVESTMENT FUND III, L.P.

By:	Apollo Advisors II, L.P.
its managing general partner

	By:	Apollo Capital Management II, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO (U.K.) PARTNERS III, L.P.

By:	Apollo Advisors II, L.P.
its general partner

	By:	Apollo Capital Management II, Inc.
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS II, L.P.

By:	Apollo Capital Management II, Inc.
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT II, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT III, L.P.

By:	AIF III Management, LLC
its general partner

	By:	Apollo Management, L.P.
its member-manager

		By:	Apollo Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF III MANAGEMENT, LLC

By:	Apollo Management, L.P.
its member-manager

	By:	Apollo Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President